UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 16, 2015

Date of earliest event reported

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 16, 2015, Patterson Companies, Inc. (“Patterson”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on June 16, 2015, Patterson closed its acquisition of Animal Health International, Inc., a Colorado corporation (“Animal Health”). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of Animal Health and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired. The audited financial statements of Animal Health for the year ended June 30, 2014, are filed herewith as Exhibit 99.1. The unaudited financial statements of Animal Health as of March 31, 2015 and for the nine month periods ended March 31, 2015 and March 31, 2014, are filed herewith as Exhibit 99.2. The consent of McGladrey LLP, Animal Health’s independent auditors, is attached as Exhibit 23.

(b) Pro forma financial information. The unaudited pro forma condensed combined financial information of Patterson and Animal Health for the year ended April 25, 2015 is filed herewith as Exhibit 99.3.

(d) Exhibits

23	Consent of McGladrey LLP, Independent Auditors of Animal Health.

99.1	Audited financial statements of Animal Health for the year ended June 30, 2014.

99.2	Unaudited financial statements of Animal Health as of March 31, 2015 and for the nine month periods ended March 31, 2015 and March 31, 2014.

99.3	Unaudited pro forma condensed combined financial information of Patterson and Animal Health for the year ended April 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 1, 2015	By:	/s/ Ann B. Gugino
Ann B. Gugino

Executive Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of McGladrey LLP, Independent Auditors of Animal Health.

99.1	Audited financial statements of Animal Health for the year ended June 30, 2014.

99.2	Unaudited financial statements of Animal Health as of March 31, 2015 and for the nine month periods ended March 31, 2015 and March 31, 2014.

99.3	Unaudited pro forma condensed combined financial information of Patterson and Animal Health for the year ended April 25, 2015.